UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 22, 2006

MortgageIT Mortgage Loan Trust 2006-1

(Issuing Entity)

Greenwich Capital Acceptance, Inc.

(Exact Name of Depositor as Specified in its Charter)

MortgageIT, Inc.

(Exact Name of Sponsor as Specified in its Charter)

Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (203) 625-2700

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered issuances of its MortgageIT Mortgage Loan Trust 2006-1 Mortgage Loan Pass-Through Certificates, Series 2006-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127352) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $739,648,200 aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-X, Class A-R, Class 1-B1, Class 1-B2, Class 1-B3, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-X, Class 2-X-B, Class 2-PO, Class 2-PO-B, Class 2-B1, Class 2-B2 and Class 2-B3 Certificates of its MortgageIT Mortgage Loan Trust 2006-1 Mortgage Loan Pass-Through Certificates, Series 2006-1 on February 22, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 26, 2005, as supplemented by the Prospectus Supplement dated February 17, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2006, among Greenwich Capital Acceptance, Inc., as Depositor, MortgageIT, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and Deutsche Bank National Trust Company, as Trustee and Custodian. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-X, Class A-R, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-P, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-X, Class 2-X-B, Class 2-PO, Class 2-PO-B, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-P Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of four groups of certain adjustable rate, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $754,292,591.34 as of February 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1
Underwriting Agreement dated as of February 17, 2006 between Greenwich Capital Acceptance, Inc., as Seller, and Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as Underwriters.

4.1
Pooling and Servicing Agreement dated as of February 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, MortgageIT, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of February 1, 2006 by and among MortgageIT, Inc., as Seller and Greenwich Capital Acceptance, Inc., as Purchaser.
99.2	Servicing Agreement dated as of February 1, 2006 among Wells Fargo Bank, N.A., as Master Servicer, Deutsche Bank National Trust Company, as Trustee and MortgageIT, Inc., as Seller and Servicer.
99.3	Subservicing Agreement dated as of February 1, 2006 between MortgageIT, Inc., as Servicer and GMAC Mortgage Corporation, as Subservicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:	/s/Shakti Radhakishun
Name: Shakti Radhakishun
Title: Senior Vice President

Dated: February  22  , 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement dated as of February 17, 2006 between Greenwich Capital Acceptance, Inc., as Seller, and Greenwich Capital Markets, Inc., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as Underwriters.

4.1
Pooling and Servicing Agreement dated as of February 1, 2006 among Greenwich Capital Acceptance, Inc., as Depositor, MortgageIT, Inc., as Seller, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator and Deutsche Bank National Trust Company, as Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of February 1, 2006 by and among MortgageIT, Inc., as Seller and Greenwich Capital Acceptance, Inc., as Purchaser.
99.2	Servicing Agreement dated as of February 1, 2006 among Wells Fargo Bank, N.A., as Master Servicer, Deutsche Bank National Trust Company, as Trustee and MortgageIT, Inc., as Seller and Servicer.
99.3	Subservicing Agreement dated as of February 1, 2006 between MortgageIT, Inc., as Servicer and GMAC Mortgage Corporation, as Subservicer.